UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024 (May 14, 2024)

FORMATION MINERALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41209	87-2406468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 67

Jacksboro, Texas 76458

(Address of Principal Executive Offices) (Zip Code)

(347) 325-4677

(Registrant’s telephone number, including area code)

4730 S. Fort Apache Rd.

Suite 300

Las Vegas, NV 89147

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and the “Company” refer to Formation Minerals, Inc., a Nevada corporation, unless the context indicates otherwise.

Item 1.01. Entry Into A Material Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 14, 2024 (the “Issue Date”), the Company issued and sold to 1800 Diagonal Lending LLC, a Virginia limited liability company (“Diagonal”), a Promissory Note (the “Diagonal Note”) in the principal amount of $123,050 (the “Diagonal Loan”), for a purchase price of $107,000, reflecting an original issue discount of $16,050, which matures on March 15, 2025, pursuant to a Securities Purchase Agreement (the “Diagonal Purchase Agreement”), dated May 14, 2024, by and between the Company and Diagonal. In addition, the Company reimbursed Diagonal’s expenses of $7,000.

The Company intends to use the net proceeds from the issuance of the Diagonal Note for general working capital purposes, subject to the limitations described in the Diagonal Purchase Agreement and the Diagonal Note.

A one-time interest charge of 12% of the principal amount, or $14,766, was applied on the Issue Date to the Diagonal Loan. Accrued, unpaid interest and outstanding principal, subject to adjustments, must be paid by the Company to Diagonal in ten (10) monthly payments of $13,781.60, beginning on June 15, 2024, for aggregate repayment amount of $137,816.00. The Company has a five (5) day grace period with respect to each payment date. The Company has the right to accelerate payments or prepay in full at any time with no prepayment penalty. Any amount of principal or interest on the Diagonal Note which is not paid when due shall bear interest at the rate of 22% per annum from the date due thereof until the same is paid.

The Diagonal Note contains customary events of default for a transaction such as the Diagonal Loan which entitle the Diagonal Investor, among other things, to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the Diagonal Note. Upon an Event of Default, interest will accrue at a default interest rate of 22%, and the Company must pay Diagonal an amount equal to the greater of (a) 150% of all amounts due and owing under the Diagonal Note and (b) the highest number of shares of Company Common Stock issuable upon conversion of such amount at the highest closing price of the Company Common Stock during the default period, among other remedies for specific events of default.

At any time following an Event of Default (as defined in the Diagonal Note), Diagonal has the right to convert all or any part of the outstanding and unpaid amount of the Diagonal Note into fully paid and non-assessable shares of common stock, par value $0.01, of the Company (the “Company Common Stock”), as such shares of Company Common Stock exist on the Issue Date, or any shares of capital stock or other securities of the Company into which such shares of Company Common Stock is changed or reclassified at the conversion price provided in the Diagonal Note. Diagonal is entitled to deduct $1,500 from the conversion amount in each notice of conversion to cover Diagonal’s deposit fees associated with each notice of conversion. Any additional expenses incurred by Diagonal with respect to the Company’s transfer agent, for the issuance of the shares of Company Common Stock into which the Diagonal Note is convertible into, will immediately and automatically be added to the balance of the Diagonal Note at such time as the expenses are incurred by Diagonal. The conversion price (the “Conversion Price”) is equal to 65% multiplied by the lowest trading price for the shares of Company Common Stock during the ten (10) trading days prior to the date on which Diagonal elects to convert the Diagonal Note (representing a discount rate of 35%). The conversion of the Diagonal Note is subject to a beneficial ownership limitation of 4.99% of the number of shares of Company Common Stock issued and outstanding immediately after giving effect to such exercise. Failure of the Company to so convert the Diagonal Note and deliver the Company Common Stock when due will result in the Company paying Diagonal $2,000 per day for each day beyond such deadline.

The Diagonal Purchase Agreement contains customary representations, warranties, covenants and closing conditions for a transaction such as the Diagonal Loan. Certain of the representations and warranties contained in the Diagonal Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to our stockholders or may have been used for the purpose of allocating risk between the parties to the Diagonal Purchase Agreement. Accordingly, the representations and warranties contained in the Diagonal Purchase Agreement are not necessarily characterizations of the actual state of facts with respect to us at the time they were made or otherwise, and investors should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the Diagonal Purchase Agreement, which subsequent information may not be fully reflected in our public disclosures.

The foregoing descriptions of the Diagonal Purchase Agreement and the Diagonal Note are summaries and, as such, do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Diagonal Purchase Agreement and the Diagonal Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 2.03 of this Current Report on Form 8-K relating to the issuance of the Diagonal Note is incorporated by reference herein. The Diagonal Note was, and, unless subsequently registered, the shares of Company Common Stock underlying The Diagonal Note will be, issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder, as no general solicitation was used in the offer and sale of such securities.

Item 9.01. Financial Statements and Exhibits.

Exhibits

10.1	Securities Purchase Agreement, dated May 14, 2024, by and between Formation Minerals, Inc. and 1800 Diagonal Lending LLC.

10.2	Promissory Note, dated May 14, 2024, issued by Formation Minerals, Inc., as Borrower, to 1800 Diagonal Lending LLC, as Holder.

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024

FORMATION MINERALS, INC.

By:	/s/ Scott A. Cox
Scott A. Cox
President, Chief Executive Officer and Chief Financial Officer

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